================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                           IAS COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

   (Amended by Sec Act Rel No. 7331, Exch Act Rel No. 37692, eff. 10/7/96.)

                           IAS COMMUNICATIONS, INC.
                          #185-10751 Shellbridge Way
                      Richmond, British Columbia V6X 2W8
                                    CANADA

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD NOVEMBER 12, 1997

To the Shareholders of IAS Communications, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of IAS Communications, Inc. (the "Company") will be held at the offices of Vandeberg Johnson & Gandara, One Union Square, 600 University Street, Suite 2424, Seattle, WA 98101, on Wednesday, November 12, 1997, at 1:00 p.m. for the purpose of considering and voting upon the following matters:

     1. ELECTION OF DIRECTORS. To elect four (4) Directors for a term of one year or until their successors have been elected and qualified.

     2. APPROVAL OF AUDITORS. Approval of Elliott Tulk Pryce Anderson as auditors until the close of the next Annual Meeting.

     3. WHATEVER OTHER BUSINESS may properly come before the Annual Meeting or any adjournments thereof.

     Only those shareholders of record at the close of business on October 10, 1997 shall be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

     Further information regarding voting rights and the business to be transacted at the Annual Meeting is given in the accompanying Proxy Statement. Your continued interest as a shareholder in the affairs of the Company, its growth and development, is genuinely appreciated by the directors, officers and personnel who serve you.

October 14, 1997                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ Jennifer Lorette
                                            --------------------
                                            Jennifer Lorette
                                            Secretary


                            YOUR VOTE IS IMPORTANT
                            ----------------------

Whether or not you plan to attend the Annual Meeting, please sign and date your Proxy card.

                           IAS COMMUNICATIONS, INC.
                          #185-10751 Shellbridge Way
                      Richmond, British Columbia V6X 2W8
                                    CANADA

                                PROXY STATEMENT

     This Proxy Statement and the accompanying Proxy are being sent to shareholders on or about October 14, 1997 for use in connection with the Annual Meeting of Shareholders (the "Annual Meeting") of IAS Communications, Inc. (the "Company") to be held on Wednesday, November 12, 1997. Only those shareholders of record at the close of business on October 10, 1997, shall be entitled to vote. The number of shares of the Company's Class A no par value common stock (the "Common Stock"), outstanding and entitled to vote at the Annual Meeting is 8,603,500.

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company, with the cost of solicitation borne by the Company. Solicitation may be made by directors and officers of the Company. Solicitation may be made by use of the mails, by telephone, facsimile and personal interview. The Company does not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees and similar recordholders for reasonable expenses in mailing proxy materials to beneficial owners.

     If the enclosed Proxy is duly executed and received in time for the Annual Meeting, it is the intention of the persons named in the Proxy to vote the shares represented by the Proxy FOR the four nominees listed in this Proxy
                                ---
Statement and FOR the other item listed in the Proxy, unless otherwise directed.
              ---
Any proxy given by a shareholder may be revoked before its exercise by notice to the Company in writing, by a subsequently dated proxy, or at the Annual Meeting prior to the taking of the shareholder vote. The shares represented by properly executed, unrevoked proxies will be voted in accordance with the specifications in the Proxy. Shareholders have one vote for each share of Common Stock held, including the election of directors. Shareholders are not entitled to cumulate their votes in the election of directors.

                            BUSINESS OF THE MEETING

     There are two matters being presented for consideration by the shareholders at the Annual Meeting, the election of four (4) directors and the approval of Elliott Tulk Pryce Anderson as auditors of the Company.

                    PROPOSAL NO. 1 - ELECTION OF DIRECTORS
                    --------------------------------------

GENERAL

     The Company's Bylaws ("Bylaws") provide that the number of directors must fall within a range of 2 to 9, the exact number to be determined by the shareholders. Directors are elected for a term of one year and until their successors have been elected and qualified. There are currently four (4) directors of the Company.

                     INFORMATION WITH RESPECT TO NOMINEES

          The following table set forth certain information with respect to the nominees for director. The table includes their ages and their principal occupations. All nominees have been directors since the Company was founded. The table also indicates the number of shares of Common Stock beneficially owned by each individual on September 30, 1997 (including exercisable options) and the percentage of Common Stock outstanding on that date that the individual's holdings represented.

                                                                  SHARES AND
                                                                  PERCENTAGE
                                                                OF COMMON STOCK
     NAME AND AGE               PRINCIPAL OCCUPATION          BENEFICIALLY OWNED
     ------------                  OF DIRECTOR                AS OF SEPT. 30, 1997
                                   -----------                --------------------
James E. Smith, Ph.D. 47      Chairman of the Board of          3,240,000 shares
                              Directors and Full Professor,          35%
                              Mechanical and Aerospace
                              Engineering Department,
                              West Virginia University

John G. Robertson   56        President and Chief Executive     3,233,600 shares
                              Officer                               34.5%

Patrick Badgley    54         Vice President, REGI U.S., Inc.    96,000 shares
                                                                     1.0%

Paul E. Lamarche    55        Consultant                         90,000 shares
                                                                     .96%

JAMES EARL SMITH PH.D. - CHAIRMAN OF THE BOARD OF DIRECTORS
-----------------------------------------------------------

Dr. Smith is a founder and Chairman of the Board of Directors. Dr. Smith is a full Professor in the Mechanical and Aerospace Engineering Department, West Virginia University, Morgantown, West Virginia. Since September 1990, Dr. Smith has been a Director of the Center for Industrial Research Applications, West Virginia University. Since February 1994, Dr. Smith has been President and a Director of Integral Visions Systems, Inc. a West Virginia corporation engaged in the business of 3-D machine vision calorimetry. Since September 1992, Dr. Smith has been President and a Director of Integral Concepts, Inc., a West Virginia corporation engaged in the business of technology transfer from the research to the commercial sector. From April 1992 to March 1994, Dr. Smith was a consultant to CK Engineering, Inc., located in Montreal, Canada, which is engaged in the business of mechanism analysis and development. From January 1992 to March 1993, Dr. Smith was a consultant to Reg Technologies, Inc. located in Richmond, British Columbia which is engaged in the business of mechanism analysis and development. Dr. Smith holds the degree of Doctor of Philosophy in Mechanical Engineering from West Virginia University.

JOHN G. ROBERTSON - PRESIDENT, PRINCIPAL EXECUTIVE OFFICER AND A MEMBER OF THE
------------------------------------------------------------------------------
BOARD OF DIRECTORS
------------------

Mr. Robertson is a founder, President, Principal Executive Officer and a member of the Board of Directors of the Company. Since May 1977, Mr. Robertson has been President and a member of the Board of Directors of SMR Investments Ltd., a British Columbia corporation engaged in the business of management and investment consulting. Since October 1984, Mr. Robertson has been President and a Director of Reg Technologies, Inc., a British Columbia corporation engaged in the business of developing a rotary engine. Since June 1994, Mr. Robertson has been President of REGI U.S., Inc. ("REGI U.S."), an Oregon corporation which is engaged the business of developing a rotary engine. REGI U.S. is controlled by Rand Energy Group, Inc., a British Columbia corporation of which Reg Technologies, Inc. is the majority shareholder. Since May 1980, Mr. Robertson has been President and a Director of Teryl Resources Corp., a British Columbia corporation, engaged in exploring and developing gold properties. Since February 1979, Mr. Robertson has been President and Director of Flame Petro-Minerals Exploration Co., a British Columbia corporation engaged in exploration of oil, gas and gold properties.

PATRICK BADGLEY - A MEMBER OF THE BOARD OF DIRECTORS
----------------------------------------------------

Mr. Badgley is a founder and a member of the Board of Directors of the Company. Since February 1994, Mr. Badgley has been a Vice President of REGI U.S., and since July 1993 has been a Director of Reg Technologies, Inc. From November 1986 to February 1994, Mr. Badgley was the Director of Research and Development for Adiabatics, Inc., an Indiana corporation, which was engaged in the business of advanced engine concepts. Prior to this he worked for Cummins Engine Company, Curtiss Wright Corporation and Deere and Company. Mr. Badgley holds a Bachelor of Mechanical Engineering degree from the Ohio State University, Columbus, Ohio.

PAUL E. LAMARCHE - A MEMBER OF THE BOARD OF DIRECTORS
-----------------------------------------------------

Mr. Lamarche is a founder and member of the Board of Directors. Mr. Lamarche is a consultant in the automotive power train engine field. Since 1996, he has been a consultant for REGI US and Reg Technologies, Inc. and since 1990 has been a Director of Pioneer Automotive, driveline division, and President to Neotech Industries, Inc., which is engaged in the business of engineering services (automotive). Since 1994, Mr. Lamarche has been a director for the driveline dynamics group for Aerotek Engine

Services, a Michigan corporation. Mr. Lamarche holds a Bachelor of Science degree from the University of Waterloo, Ontario, Canada.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES TO BE ELECTED AS DIRECTORS.

          INFORMATION REGARDING THE BOARD OF DIRECTORS AND MANAGEMENT

     The following sets forth information concerning the Board of Directors and management of the Company during the fiscal year ended April 30, 1997.

BOARD OF DIRECTORS

     The Company held three (3) Board meetings in fiscal 1997. Each director attended all of the meetings of the Board of Directors.

BOARD COMMITTEES

     The Board of Directors does not have any committees.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     All directors and officers of the Company filed statement of changes in Beneficial Ownership in a timely manner during fiscal 1997.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following table sets forth information with respect to the executive officer who is not a director of the Company. All executive officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors.

                              Age as of
     Name                   April 30, 1997                 Position
     ----                   --------------                 --------
Jennifer Lorette                 24               Secretary, Treasurer, Principal
                                                  Accounting Officer and Chief
                                                  Financial Officer

Ms. Lorette is a founder, Secretary/Treasurer, Principal Financial Officer and Principal Accounting Officer of the Company. Since April 1994, Ms. Lorette has been Vice President of Administration of Reg Technologies Inc. Since June 1994, Ms. Lorette has been a Vice President of REGI U.S. and Chief Financial Officer and Vice President of Flame Petro Minerals Corp. From February 1994 to April 1994, Ms. Lorette was an executive assistant and from December 1992 to February 1994, she was a receptionist at Reg Technologies, Inc.

                    COMPENSATION OF DIRECTORS AND OFFICERS

     A management fee of $2,500.00 per month is paid to Access Information Services, Inc., a corporation controlled by John Robertson. Further, the sum of $1,500.00 is paid to Access Information Services, Inc. for rent and secretarial services.

     Dr. Smith receives a fee of $2,500.00 per month in his capacity as a consultant to the Company.

     Paul Lamarche was paid a total of $6,000 during fiscal 1997 by the Company for consulting services.

     No other compensation, other than the stock options discussed below, is paid to any director or officer. The Company may in the future create retirement, pension, profit sharing, insurance and medical reimbursement plans covering its officers and directors. At the present time, no such plans exist. No advances have been made or are contemplated by the Company to any of its officers or directors.

STOCK OPTIONS GRANTED

     The Company issued options on December 19, 1996, to the Company's officers and directors, exercisable at $2.25 per share, to acquire shares of Common Stock as follows:

                  James Smith, Ph.D.                  150,000
                  John Robertson                      150,000
                  Jennifer Lorette                     50,000
                  Patrick R. Badgley                   50,000
                  Paul Lamarche                        50,000

     The options have an expiration date of December 19, 2001, and do not expire upon termination of employment.

STOCK OPTIONS EXERCISED IN LAST FISCAL YEAR AND HELD AT END OF FISCAL 1997

     The following table sets forth certain information concerning exercises of stock options pursuant to stock option plans by the named executive officers and directors during the year ended April 30, 1997, and stock options held at year end.

                                                    Number of                     Value of
                                                   Unexercised             Unexercised Options at
                                               Options at Year End                Year End
                                               -------------------         ----------------------
                     Shares
                    Acquired
                       on        Value
Name                Exercise    Realized   Exercisable Unexercisable      Exercisable Unexercisable
----                --------    --------   ----------- -------------      ----------- -------------
John G. Robertson     -0-         -0-        150,000        -0-            $ 37,500        -0-
Jennifer Lorette      -0-         -0-         50,000        -0-            $ 12,500        -0-
Patrick Badgley       -0-         -0-         50,000        -0-            $ 12,500        -0-
Dr. James Smith      60,000    $145,000      240,000        -0-            $240,000        -0-
Paul Lamarche         7,000    $ 13,230       93,000        -0-            $109,250        -0-

(1) The calculation of the value of unexercised options is based on the difference between the last sale price of $2.50 per share for the Company's Common Stock on Wednesday, April 30, 1997, as reported by NASD, and the exercise price of each option, multiplied by the number of shares covered by the option.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of September 30, 1997, the outstanding Common Stock of the Company owned of record or beneficially by each person who owned of record, or was know by the Company to own beneficially, more than 5% of the Company's Common Stock, and the name and shareholdings of each officer and director and all officers and directors as a group. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from such date upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person and which are exercisable within 60 days from the date are exercised.

-------------------------------------------------------------------------------------------
                                                                              Percentage of
                                                           Class A               Class A
Name                                                    Shares Owned           Shares Owned
-------------------------------------------------------------------------------------------
James Earl Smith[1]
Chairman of the Board of Directors                      3,240,000                  35%
-------------------------------------------------------------------------------------------
John G. Robertson[1][2] President and member of
the Board of Directors                                  3,233,600                 34.5%
-------------------------------------------------------------------------------------------
Jennifer Lorette[1]
Secretary/Treasurer, Chief Financial Officer and          106,000                  1.1%
Principal Accounting Officer
-------------------------------------------------------------------------------------------
Patrick Badgley[1]                                         96,000                  1.0%
-------------------------------------------------------------------------------------------
Paul E. Lamarche[1]                                        90,000                  .96%
-------------------------------------------------------------------------------------------
ALL OFFICERS & DIRECTORS AS A GROUP                     6,765,600                 72.3%
(FIVE INDIVIDUALS)
-------------------------------------------------------------------------------------------


All shares are held beneficially and of record and each record shareholder has sole voting and investment power.

[1] These individuals are the officers and directors of the Company and may be deemed to be "parents or founders" of the Company as that term is defined in the Rules and Regulations promulgated under the Securities Act of 1933, as amended. Includes options to purchase shares of Common Stock.

[2] 3,000,000 shares are registered in the name of Access Information Services, Inc., a corporation controlled by Mr. Robertson.

                          TRANSACTIONS WITH DIRECTORS

     Dr. Smith, a full professor at West Virginia University ("WVU") and the Company's Chairman of the Board of Directors, organized the development of the concept of the toroidal helical antenna ("THA") at WVU. Pursuant to the terms of his employment at WVU, WVU and West Virginia University Research Corporation ("WVURC") own world wide rights to any invention made or developed by WVU personnel. Accordingly the ownership rights to the THA belong to WVU and WVURC.

     On April 12, 1994, WVURC granted an exclusive license to Integral Concepts, Inc. ("ICI") which is owned by Dr. Smith: (1) to manufacture THAs and to license others to do so; and (2) to sublicense others to manufacture, market, sell copies of, license and distribute THAs. The consideration for the license was:
(1) $1.00 and (2) a royalty of $3,000.00 per year or 10% of the net revenues received by ICI which ever is greater.

     ICI entered into an option agreement with SMR Investments Ltd. ("SMR"), a corporation owned by Sue Robertson, the wife of John Robertson, dated November 18, 1994, and amended December 16, 1994. The option agreement provided that ICI would issue a sublicense to SMR for the THA subject to the payment of $250,000; a 3% royalty from gross sales; and a subsequent public entity to be established. The Company was organized by SMR and John Robertson as a result thereof. ICI retained all military applications and resulting procurement interests. The contract period relating to the three percent royalty to be paid to ICI commences when sales are made by SMR/the Company and continue during the life of the agreement between ICI and SMR. The term of the foregoing agreement is perpetual as is the agreement between WVURC and ICI.

     On December 13, 1994, SMR assigned the rights to the foregoing agreement with ICI to the Company in consideration of $50,000 advanced by Access Information Services, Inc.; 3,000,000 shares of Common Stock to be issued by the Company to Dr. Smith; and, 3,000,000 shares of Common Stock issued to Access Information Services, Inc.

     On December 13, 1994, the Company issued 3,000,000 shares of Common Stock to James E. Smith, Ph.D. and 3,000,000 shares of Common Stock to Access Information Services, Inc., pursuant to the foregoing agreement dated December 13, 1994. The value assigned to the 3,000,000 shares of Common Stock issued to Dr. Smith was a total of $0.50 and the value assigned to the 3,000,000 shares of Common Stock issued to Access Information Services Inc. was $0.50. The valuation of the 3,000,000 shares of Common Stock issued to Dr. Smith and Access Information Services, Inc. was arbitrarily determined by the Company's Board of Directors. The $250,000 has been paid to ICI and was a one time payment.

     On July 10, 1995, ICI entered into a sublicense with the Company, wherein ICI granted to the Company the exclusive worldwide right to manufacture, sell copies of, sublicense and distribute the process and equipment related to the design, construction and operation of the THA and to further sublicense to others the rights to manufacture, sell copies of, license and distribute the same, excluding all military applications and procurement interests. The July 10, 1995 sublicense agreement was the culmination of the agreements between ICI and SMR, and SMR and the Company. On December 27, 1995, SMR assigned all of its rights and duties in the THA technology to the Company. The purpose of this assignment was to assign any and all rights or duties which may have been held by SMR as a result of the option agreement dated November 18, 1994, as amended on December 16, 1994, it being understood that the foregoing option agreement was nothing more than an agreement in principle.

     The Company has entered into a fixed-price contract with Emergent Technologies Corporation ("ETC") to fund the prototype development and testing of specific applications of THA Technology. ETC is currently completing additional research and development on the antenna and its commercial applications for the Company.

     The Company entered into a joint venture agreement with ETC on March 4, 1997, to fund and develop a research and development laboratory and manufacturing facility through a new corporation, The Eclipse Antenna Manufacturing Corporation ("TEAM"). The Company and ETC jointly own TEAM and granted to TEAM certain rights to sell and manufacture the antennas. All sales of antennas by TEAM will be for the credit of either the Company or ETC, according to the end-user. However, the Company and ETC retained the rights to sublicense certain rights, including development and manufacturing rights to relating to the Technology.

     On March 4, 1997, the sublicense agreement with ICI was amended to reduce the amount of the royalty payable by the Company by 50% over the next 3 years and to clarify that the Company's rights pertain to commercial applications, excluding military and governmental applications, and enlarged the definition of Technology to include all future enhancements to the THA technology developed by ICI, ETC, or the Company.

     To date, there have not been any other transactions between the Company and its officers, directors, principal shareholders or affiliates other than as set forth above. The Company believes that the transactions described here were on terms more favorable to the Company's officers and directors than otherwise could be obtained if such transactions were with non-related parties.

                     PROPOSAL NO. 2 - APPROVAL OF AUDITORS
                     -------------------------------------

     The Board of Directors recommends that Elliott Tulk Pryce Anderson serve as auditors of the Company until the next Annual Meeting. Elliott Tulk Pryce Anderson, independent Chartered Accountants, performed the audit of the consolidated financial statements for the Company for the year ended April 30, 1997. Representatives of Elliott Tulk Pryce Anderson will not be present at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 2.

                                OTHER BUSINESS
                                --------------

     The Board of Directors knows of no other matters to be brought before the shareholders at the Annual Meeting. In the event other matters are presented for a vote at the Meeting, the proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their judgment on such matters.

     At the Meeting, management will report on the Company's business and shareholders will have the opportunity to ask questions.

October 14, 1997                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ John G. Robertson
                                       ---------------------
                                       John G. Robertson
                                       President

                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                      OF
                            IAS COMMUNICATIONS INC.


                      PLEASE SIGN AND RETURN IMMEDIATELY
                      ----------------------------------

     I, the undersigned shareholder of IAS COMMUNICATIONS INC. (the "Company"), hereby nominate, constitute and appoint John Robertson, the President and a Director of the Company, or failing him,____________________ (with full power to act alone), as my true and lawful attorney, with full power of substitution, to vote for me and in my name, place and stead all of the stock of the Company standing in my name and on its books on October 10, 1997 (the "Record Date"), at the Annual Meeting of Shareholders to be held at the offices of Vandeberg Johnson & Gandara, One Union Square, 600 University Street, Suite 2424, Seattle, WA 98101, at 1:00 p.m., on Wednesday, November 12, 1997, or at any adjournments thereof, with all the powers the undersigned would possess if personally present, as follows:

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY AND WILL BE VOTED "FOR" THE INDIVIDUALS AND THE PROPOSITION LISTED BELOW UNLESS THE SHAREHOLDER, BY SO SIGNIFYING IN THE SPACES PROVIDED BELOW, WITHHOLDS AUTHORITY TO VOTE FOR THEM OR VOTES AGAINST SAID PROPOSITION.

1. ELECTION OF DIRECTORS. ELECTING THE PERSONS LISTED BELOW TO SERVE AS DIRECTORS FOR THE ENSUING YEAR.

       John Robertson      FOR   [ ]   WITHHOLD   [ ]
       Patrick Badgley     FOR   [ ]   WITHHOLD   [ ]
       Dr. James Smith     FOR   [ ]   WITHHOLD   [ ]
       Paul Lamarche       FOR   [ ]   WITHHOLD   [ ]

2. APPROVAL OF ELLIOTT TULK PRYCE ANDERSON, CHARTERED ACCOUNTANTS, AS AUDITORS OF THE COMPANY UNTIL THE CLOSE OF THE NEXT ANNUAL MEETING.

                  FOR  [ ]     WITHHOLD  [ ]     ABSTAIN  [ ]

3. OTHER MATTERS. In their discretion, upon such other matters as may properly come before the meeting.

     The Board of Directors recommends a vote "FOR" the individuals and the proposition listed above.


                                    DATED_______________________________, 1997.

__________________________________  ____________________________________
Name of Shareholder (please print)  Name of Shareholder (please print)

__________________________________  ____________________________________
Signature of Shareholder            Signature of Shareholder

No. of Shares:___________

WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. ALL JOINT OWNERS MUST SIGN. WE URGE YOU TO SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE TO NEVADA AGENCY & TRUST COMPANY, 50 WEST LIBERTY STREET, SUITE 880, RENO, NV.
---------------------------------------------------------------------------
89501 -WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.  IF YOU DO
-----
ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

NOTES TO FORM OF PROXY

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING ON ANY POLL AS REQUESTED BY A SHAREHOLDER OR PROXYHOLDER (PROVIDED THE INSTRUCTIONS ARE CERTAIN). IF THE SHAREHOLDER HAS SPECIFIED A CHOICE WITH RESPECT TO ANY OF THE ITEMS ABOVE BY MARKING AN "X" IN THE SPACE PROVIDED FOR THAT PURPOSE THE SHARES WILL BE VOTED ON ANY POLL IN ACCORDANCE WITH THAT CHOICE. (IN THE ABSENCE OF INSTRUCTIONS MADE ON A FORM OF PROXY, IT IS THE INTENTION OF THE MANAGEMENT DESIGNEE, IF NAMED AS PROXY, TO VOTE FOR THE APPROVAL OF ALL OF THE MATTERS REFERRED TO IN THE NOTICE OF MEETING.)

THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO AMENDMENTS OR VARIATIONS OF THE MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND WITH RESPECT TO OTHER MATTERS WHICH MIGHT PROPERLY COME BEFORE THE MEETING.

A Shareholder has the right to designate a person (who need not be a shareholder of the Company), other than directors, officers of the Company and the management designee, to attend and act for him at the Meeting. Such right may be exercised by inserting in the blank space provided in the Form of Proxy, the name of the person to be designated and deleting therefrom, the names of the management designee or by completing another proper form of proxy and delivering same to the office of the Transfer Agent of the Company, Nevada Agency & Trust Company, 50 West Liberty Street, Suite 880, Reno, NV, 89501 - no later than forty-eight (48) hours (excluding Saturdays, Sundays, and Holidays) before the time set for the Meeting or any adjournment thereof.

The Form of Proxy, to be valid, must be signed by the Shareholder or by his attorney duly authorized in writing, or, if the Shareholder is a corporation, the Form of Proxy shall be executed by an officer of such corporation or by an attorney duly authorized in writing. If the Form of Proxy is executed by an attorney for an individual shareholder or by an officer or attorney of a corporate shareholder, the instrument so empowering the officer or attorney, as the case may be, or a notarial copy thereof, must accompany the Form of Proxy.

A proxy to be effective must be deposited at the office of the Transfer Agent of the Company, no later than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) before the time set for the Meeting or any adjournment thereof.